POWER OF ATTORNEY

     Each of the undersigned Trustees of Standish, Ayer & Wood Master Portfolio, a New York trust (the "Portfolio Trust"), does hereby constitute and appoint Edward H. Ladd, Richard S. Wood, James E. Hollis III, Susan Jakuboski and Raymond O'Neill, and each of them acting singly, to be his true, sufficient and lawful attorneys, with full power of substitution to each of them, and each of them acting singly, to sign for him, in his name and in the capacities indicated below, (1) any and all amendments to the Registration Statements on Form N-8A and Form N-1A to be filed by the Portfolio Trust under the Investment Company Act of 1940, as amended (the "1940 Act"), (2) any and all amendments to the registration statement on Form N-1A of Standish, Ayer & Wood Investment Trust (the "Investment Trust") under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), (3) the registration statement on Form N-1A, and any and all amendments thereto, of any other registered investment company that is or will become a holder of an interest in the Portfolio Trust (a "Holder"), (4) any registration statement on Form N-14, and any and all amendments thereto, filed by the Portfolio Trust, the Investment Trust or any Holder and (5) any and all other documents and papers relating thereto, and generally to do all such things in his name and on his behalf in the capacities indicated below to enable the Portfolio Trust to comply with the 1940 Act and the 1933 Act (where applicable) and all requirements of the Securities and Exchange Commission thereunder, hereby ratifying and confirming his signature as it may be signed by said attorneys or each of them to any and all such documents.

     IN WITNESS WHEREOF, I have hereunder set my hand on this Instrument outside the United States on this 28th day of February, 1997.


/s/ D. Barr Clayson                                  /s/ Edward H. Ladd
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D. Barr Clayson                                      Edward H. Ladd


/s/ Samuel C. Fleming                                /s/ Caleb Loring, III
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Samuel C. Fleming                                    Caleb Loring, III


/s/ Benjamin M. Friedman                             /s/ Richard S. Wood
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Benjamin M. Friedman                                 Richard S. Wood


/s/ John H. Hewitt
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John H. Hewitt